EXHIBIT 99.1

© 2009 Copyright Protected. All StoresOnline®, Crexendo®and Imergent.®
trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.

Forward Looking Statement

Statements made during this presentation, which are not historical facts, are forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties which could cause actual results to differ materially from those projected. Such risks and uncertainties include fluctuations in customer demand, timing and acceptance of new product introductions, competitive pressures and general economic conditions, as well as other risks detailed in the Management’s Discussion and Analysis in our annual report and reports filed with the Securities and Exchange Commission on Form10-K, 10-Q and other public filings.

© 2009 Copyright Protected. All StoresOnline®, Crexendo® and Imergent.® trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.

© 2009 Copyright Protected. All StoresOnline®, Crexendo® and Imergent.®
trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.

© 2009 Copyright Protected. All StoresOnline®, Crexendo® and Imergent.® trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.

© 2009 Copyright Protected. All StoresOnline®, Crexendo® and Imergent.® trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.

© 2009 Copyright Protected. All StoresOnline®, Crexendo® and Imergent.® trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.

© 2009 Copyright Protected. All StoresOnline®, Crexendo® and Imergent.® trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.

© 2009 Copyright Protected. All StoresOnline®, Crexendo®and Imergent.® trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.

Keys to Our Technology

►

Hosted Platform/Moving to
SaaS model

►

CISP Tier 1/Visa Grade

►

PCI/CISP Certified

►

“Shared” resources

►

We provide knowledge,
professional expertise and
managed resources to
oversee front and back office
for clients

© 2009 Copyright Protected. All StoresOnline®, Crexendo® and Imergent.® trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.

© 2009 Copyright Protected. All StoresOnline®, Crexendo® and Imergent.®

trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.

Why iMergent?

•

Experienced Management Team with new
leadership

•

Aligning Business for Growth Markets

•

Develop New Product and Services

•

Expand distribution Channel

•

Ready to capitalize on new market opportunities

•

Strong Financial Position

© 2009 Copyright Protected. All StoresOnline®, Crexendo® and Imergent.® trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.

© 2009 Copyright Protected. All StoresOnline®, Crexendo® and Imergent.® trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.

© 2009 Copyright Protected. All StoresOnline®, Crexendo® and Imergent.® trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.

© 2009 Copyright Protected. All StoresOnline®, Crexendo® and Imergent.® trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.

© 2009 Copyright Protected. All StoresOnline®, Crexendo® and Imergent.®

trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.

Financial Highlights (6/30/09) $22.3M Cash and Restricted Cash $40 M Working Capital excluding $23.6 in Deferred Revenue $100k in Debt $24.4M Shareholder Equity

© 2009 Copyright Protected. All StoresOnline®, Crexendo® and Imergent.® trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.

Conclusion

•

iMergent’s portfolio is suite of the right products and services

•

Right talent and strategic direction, focused on improving operational efficiency, while expanding the portfolio to address emerging growth markets

•

New viable and recurring revenue model driven by Software licensing and SaaS business model

•

Capitalizing on new market opportunities and distribution channels.

•

Vast market opportunity to enhance underperforming websites, add e-commerce capabilities and provide search engine optimization (SEO) and search engine management services

•

Strong financial position

© 2009 Copyright Protected. All StoresOnline®, Crexendo® and Imergent.® trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.

Trusted Solutions for Entrepreneurs & Businesses eCommerce • Software • Service • Web Design & Hosting • SEO • Training

iMergent helps build, manage and grow businesses online. Thank you.

© 2009 Copyright Protected. All StoresOnline®, Crexendo® and Imergent.® trademarks are registered marks of Imergent, Inc. All other marks are protected by respective owners.